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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                 August 22, 2001
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                       EXCHANGE NATIONAL BANCSHARES, INC.
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             (Exact name of Registrant as specified in its charter)

 Missouri                         0-23636                    43-1626350
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(State or other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation)                                               Identification No.)




132 East High Street, Jefferson City, Missouri                        65101
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   (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code    (573) 761-6100
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

                  Exchange National Bancshares, Inc. issued a press release on August 22, 2001, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference, announcing that its Board of Directors authorized the purchase, through open market transactions, of up to $2 million market value of Exchange National's common stock. Management was given discretion to determine the number and pricing of the shares to be purchased, as well as, the timing of any such purchases. All such purchase of shares will be made through broker dealers at prices for the common stock prevailing from time to time in NASDAQ's National Market.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.

         Exhibit No.            Description

         Exhibit 99 Press release dated August 22, 2001, announcing stock repurchase.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          EXCHANGE NATIONAL BANCSHARES, INC.


Date: August 22, 2001                     By: /s/ Donald L. Campbell
                                             -----------------------------------
                                             Donald L. Campbell
                                             Chairman of the Board and President



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                                  EXHIBIT INDEX


Exhibit 99 Press release dated August 22, 2001, announcing stock repurchase.



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